                                                                    Exhibit 10.9



- EXECUTION COPY -



--------------------------------------------------------------------------------

                       PREFERRED SHARE PURCHASE AGREEMENT

--------------------------------------------------------------------------------





                               GIVEN IMAGING LTD.

          Up to US$25,050,000 of Series A Convertible Preferred Shares
















--------------------------------------------------------------------------------
                         Dated as of September 15, 2000

                                    EXHIBITS

EXHIBIT A      Purchasers

EXHIBIT A-1    Company's Account

EXHIBIT B      Amended and Restated Articles of Association

EXHIBIT C      Form of Opinion of Company Counsel

EXHIBIT D      Form of Investor Rights Agreement

EXHIBIT E      Form of Extension to Employment Agreement of Dr. Gavriel D. Meron

EXHIBIT F      Form of Irrevocable Proxy

EXHIBIT G      Form of Undertaking Under the R&D Law

                                    SCHEDULES

SCHEDULE 2.6                Burdensome and Conflicting Agreements

SCHEDULE 2.7                Material Agreements

SCHEDULE 2.12               Title to Assets

SCHEDULE 2.13               Intellectual Property Rights

SCHEDULE 2.15               Capitalization

SCHEDULE 2.16               Listed Liabilities

SCHEDULE 2.20               Brokers

SCHEDULE 2.21               Transactions with Affiliates

SCHEDULE 2.22               Employees

SCHEDULE 3.3                Non US Person

SCHEDULE 3.9                Israeli Securities Law

SCHEDULE 4.2(iii)           Names of Proxies

- EXECUTION COPY -


                       PREFERRED SHARE PURCHASE AGREEMENT

                  THIS PREFERRED SHARES PURCHASE AGREEMENT (this "Agreement") is made as of September ___, 2000 by and among Given Imaging Ltd., a corporation organized under the laws of Israel (the "Company"), the Lead Purchasers and the Persons listed on EXHIBIT A hereto who may become party to this Agreement by executing and delivering a counterpart signature page hereof no later than October 8, 2000 (individually, a "Purchaser" and collectively, the "Purchasers").

                  WHEREAS, the Company desires to issue and sell to the Purchasers and the Purchasers desire to acquire on the terms and subject to the conditions set forth in this Agreement up to an aggregate amount of up to 11,911,557 shares of the Company's Series A Convertible Preferred Shares, par value New Israeli Shekel ("NIS") 0.01 per share (the "Series A Preferred Shares").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE 1.

                 PURCHASE AND SALE OF SERIES A PREFERRED SHARES

         1.1. AUTHORIZATION OF SERIES A PREFERRED SHARES. The Company has, or before the Closing (as hereinafter defined) will have, authorized the issuance and sale of up to 11,911,557 (Eleven Million Nine Hundred and Eleven Thousand Five Hundred and Fifty-Seven) shares (the "Shares") of its Series A Preferred Shares, par value NIS 0.01 per share, having the rights, restrictions, privileges and preferences as set forth in the Memorandum and the Amended and Restated Articles of Association attached to this Agreement as EXHIBIT B (the "AMENDED ARTICLES") (not including additional 3,138,876 shares of its Series A Preferred Shares which the Company has or will have authorized for issuance and sale pursuant to the Bridge Finance Agreements and 142,653 shares of its Series A Preferred Shares issuable to Lehman Brothers).

         1.2. CLOSING. Subject to the terms and conditions set forth in this Agreement, and in reliance on the representations and warranties set forth in this Agreement, the Company agrees to issue and sell to the Purchasers at the Closing (as hereinafter defined) and the Purchasers, severally but not jointly, agree to purchase from the Company, that number of Shares set forth opposite their respective names on EXHIBIT A under the caption "Number of Series A Shares" at a purchase price per Share of Two Dollars and Ten and Three One-Hundredths Cents (US$2.103). The total purchase price of the Shares being acquired by each Purchaser is set forth opposite such Purchaser's name on EXHIBIT A. The closing of the purchase and sale of the Shares with any one or more Purchasers, (each such closing being referred to as a "Closing" and the date thereof, the "Closing Date") shall take place at the offices of Zellermayer & Pelossof, Advocates, 37 Shaul Hamelech Blvd., Tel Aviv at such time and date to be agreed between the Company and such Purchaser(s), but in any event all Closings for the purchase and sale of all Shares shall take place and be consummated not later than 16:00 (Israel time) on October 8, 2000 or at such time and date thereafter as the Purchasers and the Company may agree. At each Closing, the Company will deliver to the Purchaser(s) with whom such Closing is performed: (i) certificates for the number of Shares being purchased by such Purchaser registered in such Purchaser's name; and (ii) a copy of a resolution by the Company's Board of Directors issuing the Shares; and (iii) a certificate of the Secretary of the Company certifying that such Purchaser has been inscribed in the Shareholders Register of the Company as the owner of the Shares purchased thereby hereunder, and a copy of the Company's complete Registry of Shareholders, in accordance with the provisions of the Israeli Companies Law, 1999, dated as of immediately subsequent to the last Closing, will be delivered to Israeli counsel to the Lead Purchaser no later than ten
(10) days thereafter; and (iv) form of reports of the issue of the Shares to the Israeli Registrar of Companies (the "Registrar"); all against payment in full by way of a net transfer of immediately available funds to the account of the Company identified in Exhibit A-1 or any other bank account which the Company shall specify to the Purchasers in writing (the "Company's Account") by wire transfer, in the amount equal to the purchase price set forth opposite each such Purchaser's name on EXHIBIT A.

         1.3. USE OF PROCEEDS. The Company agrees to use the net proceeds from the sale of the Shares solely: (i) for working capital; and (ii) as otherwise approved by the Company's Board of Directors.


                                   ARTICLE 2.

                  THE COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants as of the date hereof and (except as may be qualified by the Officer's Certificate to be delivered under Section 4.1(ii) below, provided that any material qualifications therein shall permit the Purchasers not to close) as of the Closing as follows:

         2.1 INCORPORATION, STANDING AND QUALIFICATION OF THE COMPANY. The Company is a corporation duly incorporated and validly existing under the laws of its jurisdiction of organization. The Company has requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. The Company is not qualified as a foreign corporation and in good standing in any other jurisdiction. .

         2.2 SUBSIDIARIES. Except for Given Imaging Inc., a Delaware corporation and a wholly owned Subsidiary of the Company (the "Given Sub"), the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital shares of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise (other than collaborative research, joint development, sponsored research and similar arrangements), or (ii) control, directly or indirectly, any other entity. The Given Sub is a corporation duly incorporated and validly existing under the laws of its jurisdiction of organization. The Given Sub has requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. The Given Sub is qualified as a foreign corporation and in good standing in the State of Georgia, and the nature of the Given Sub's business and the ownership or lease of its property do not require it to become qualified as a foreign corporation in any other state or jurisdiction.

         2.3 CORPORATE POWER AND AUTHORITY. The Company has the requisite power and authority to execute and deliver this Agreement, the Shares, and the other agreements and certificates contemplated hereby to which it is a party, including the Investor Rights Agreement (collectively, the "Related Agreements"), to perform its obligations hereunder and thereunder and to engage in the transactions contemplated hereby and thereby. The Company has taken, or prior to the Closing shall have taken, all requisite corporate action to authorize the execution, delivery and performance of this Agreement, and the Related Agreements and the issuance of the Shares. This Agreement is, and upon the execution and delivery thereof, the Shares and each of the Related Agreements will be, legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application from time to time in effect that have an effect on creditors' rights and the exercise of judicial discretion in accordance with general equitable and public policy principles.

         2.4 MEMORANDUM AND ARTICLES OF ASSOCIATION; CONSTITUTIVE DOCUMENTS OF GIVEN SUB. The Company has made available to the Lead Purchaser or its counsel true, correct and complete copies of its Memorandum and Amended Articles and the Certificate of Incorporation and By-Laws of the Given Sub, each as in effect on the Closing Date. Prior to the Closing, the Company shall have properly filed the Amended Articles to permit the Company to fulfill its obligations under this Agreement and the Related Agreements.

         2.5      LITIGATION; COMPLIANCE WITH LAWS; BANKRUPTCY.

                  (a) LITIGATION. There is no action, suit, claim, litigation, proceeding, investigation, arbitration or governmental inquiry, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, within or without the USA or arbitration involving private parties (collectively, a "Proceeding") pending or, to the best knowledge of the Company, threatened against the Company or the Given Sub or affecting any of their respective properties or assets , or, to the knowledge of the Company, against any officer, employee or holder of any of the capital shares of the Company affecting the Company or its business, nor, to the best knowledge of the Company, has there occurred any event nor does there exist any condition on the basis of which it is reasonably likely that any such Proceeding might properly be instituted, in each case which, if adversely determined, could reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Company. There are no Proceedings pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) which might call into question the validity of this Agreement, any of the Shares, any of the Related Agreements or any action taken or to be taken pursuant hereto or thereto. There is no Proceeding by the Company pending or threatened against others (other than a claim by the Company against a past supplier for payment of approximately $12,500).

                  (b) COMPLIANCE WITH LAWS. Each of the Company and the Given Sub has complied with, and is not in violation of or in default (with due notice or lapse of time or both) on their side with respect to, all laws, governmental rules, governmental regulations, governmental orders, judgments, decrees, writs, injunctions and awards of any arbitration, court or governmental authority, including the approvals issued to the Company by the Israeli Chief Scientist and the Israeli Investment Center, applicable to it and its business, operations, properties, assets, products and services, the violation of which would have a material adverse impact on the Company or the Given Sub, and each of the Company and the Given Sub has all necessary permits, licenses and other authorizations required to conduct its business as currently conducted, the absence of which would have a material adverse impact on the Company or the Given Sub. Subject to obtaining relevant Governmental approvals from the U.S. Food and Drug Administration, there is no existing law, governmental rule, governmental regulation or governmental order applicable to or binding upon the Company or the Given Sub, and the Company is not aware of any proposed law, governmental rule, governmental regulation or governmental order, whether Federal or state, domestic or foreign, which would prohibit or materially restrict the Company or the Given Sub from, or otherwise materially adversely affect the Company or the Given Sub in, conducting its business in any jurisdiction in which it is now conducting business or has proposed to conduct business.

                  (c) BANKRUPTCY. Neither the Company nor the Given Sub has admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction, domestic or foreign.

                  2.6 BURDENSOME AND CONFLICTING AGREEMENTS; VIOLATIONS OF PROVISIONS OF CONSTITUTIVE DOCUMENTS. Except as disclosed in SCHEDULE 2.6 hereto, neither the Company nor the Given Sub is bound by any agreement or instrument or subject to any Memorandum or Articles of Association or other corporate restriction which materially and adversely affects the business, properties, operations, condition, prospects or affairs, financial or otherwise, of the Company or the Given Sub. Neither the Company nor the Given Sub is in violation or default (with due notice or lapse of time or both) of its Memorandum and Articles of Association, Certificate of Incorporation, By-laws or other corporate restriction, or of any agreement or instrument to which it is a party or by which it or any of its assets is bound, except for violations or defaults of any agreement or instrument other than the Memorandum and Articles of Association, Certificate of Incorporation or By-laws, which, individually or in the aggregate, would not materially adversely affect the business, properties, operations or condition, financial or otherwise, of the Company. Neither the authorization, execution, delivery and performance of this Agreement or the Related Agreements, nor the sale, issuance and delivery of the Shares, nor the consummation of the transactions herein and therein contemplated, nor the fulfillment of or compliance with the terms hereof and thereof, require the consent under or will conflict with or result in a breach or default (with due notice or lapse of time or both) of any of the terms of the Memorandum and Articles of Association, Certificate of Incorporation or By-laws, or of any statute, law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of any material agreement or instrument, which is applicable to the Company or the Given Sub or by which the Company, the Given Sub or any of their respective material assets is bound, or constitute a default (with due notice or lapse of time or both) thereunder, or result in the creation or imposition of any Lien upon any of the assets of the Company or the Given Sub.

                  2.7 MATERIAL AGREEMENTS. Except as set forth in SCHEDULE 2.7, neither the Company nor the Given Sub is a party to any material written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, or any other material agreement (the "Material Agreements"). Each of the Material Agreements is in full force and effect with no default (without regard to notice or lapse of time or both) by the Company, the Given Sub, or, to the knowledge of the Company (without special inquiry), by any other party thereto. There is no anticipated or, to the Company's best knowledge, threatened default or material failure of performance or observance of any obligations or conditions contained in the Material Agreements by the Company, the Given Sub, or, to the knowledge of the Company (without special inquiry), by any other party thereto, and none of the foregoing parties nor the Company nor the Given Sub has provided any notice of default or of its intention to terminate these agreements.

                  2.8 GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article 3, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality, domestic or foreign, under laws and regulations thereof as now in effect, is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, or any of the Related Agreements, the issuance, sale and delivery of the Shares and the Conversion Shares and which have not yet been obtained, other than filings required pursuant to applicable state securities laws and blue sky laws, and other than with respect to the Investor Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws, and any other registration or filing, or consent or approval or other action as a result of or associated with any purchase or sale of securities in accordance therewith.

                  2.9 TAX RETURNS AND PAYMENTS. Each of the Company and the Given Sub has accurately, in all material respects, prepared and timely filed all required tax returns and reports (other than those not required to be filed by applicable law or regulation) and has paid, or adequately provided for the payment of, all taxes, assessments and other governmental charges imposed upon it or upon any of its assets, income or franchises, other than any such charges that are currently payable without penalty or interest, including, without limitation, all taxes which the Company or the Given Sub is obligated to withhold from amounts owing to employees, creditors and third parties. Adequate reserves have been established for all taxes accrued but not yet payable. The Federal income tax returns of the Company has never been audited by the Internal Revenue Service or other taxing authority, domestic or foreign. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes, domestic or foreign, is pending or, to the Company's best knowledge, threatened. There is no tax lien, whether imposed by any Federal, state, county or local taxing authority, domestic or foreign, outstanding against the assets, properties or business of the Company.

                  2.10 ISSUANCE TAXES. All taxes imposed by law in connection with the issuance, sale and delivery of the Shares have been fully paid by the Company, or will have been paid by the Company within 14 days of the Closing, and all laws imposing such taxes have been fully complied with.

                  2.11 ERISA. Except as set forth on SCHEDULE 2.11 hereto, neither the Company nor the Given Sub makes any contributions to any employee pension benefit plans for its employees subject to the Employee Retirement Income Security Act of 1974, as amended, or any foreign equivalent thereof.

                  2.12 TITLE TO ASSETS. Each of the Company and the Given Sub has good and merchantable title to all of its assets free of any Liens except mechanics liens not material to the Company or any property to which such liens relate or liens for current taxes not yet due and payable. Each of the Company and the Given Sub enjoys peaceful and undisturbed possession under all leases (both capital and operating leases) under which it is operating, and all said leases are valid and subsisting and in full force and effect. Neither the Company nor the Given Sub owns any real property.

                  2.13 INTELLECTUAL PROPERTY RIGHTS. The Company is the exclusive owner of all rights, titles and interests in its Intellectual Property Rights as purported to be owned by the Company, and such Intellectual Property Rights as set forth on SCHEDULE 2.13 are valid and in full force and in effect. The Company owns or has a valid right to use the Intellectual Property Rights being used to conduct its business as now conducted. A complete list of patents, applications, trademarks, licenses, contract rights and registrations of such Intellectual Property Rights is attached hereto as SCHEDULE 2.13. To the Company's best knowledge, the conduct of the Company's business as now operated does not infringe upon the Intellectual Property Rights of others. Except as specified on SCHEDULE 2.13A, the Company has no obligation to compensate any Person for the use of any such Intellectual Property Rights and the Company has not granted to or assigned to any Person any license or other right to use any of the Intellectual Property Rights of the Company or otherwise licensed from others the Intellectual Property Rights of third parties, whether requiring the payment of royalties or not.

                  The Company has taken, where and to the extent it deemed appropriate, all reasonable measures (as customary for a start-up company) to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. All employees and consultants of the Company who are engaged in the Company's research and development, have executed confidentiality and con-competition undertakings. To the Company's best knowledge, none of the trade secrets and other confidential information of the Company has been used, divulged or appropriated by the Company, its officers or employees for the benefit of any Person other than the Company or otherwise to the detriment of the Company, except for under confidentiality agreements. Neither the Company nor, to the best knowledge of the Company, any of its officers, employees or consultants has received notice of, and there are no claims pending or, to the Company's best knowledge, threatened that the Intellectual Property Rights owned by the Company or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party or are invalid or unenforceable.

                  2.14 PROPRIETARY INFORMATION OF THIRD PARTIES. No third party has claimed or notified the Company of its intention to claim that any Person employed or retained by the Company has (a) violated or may be violating any of the terms or conditions of his or her employment, non-competition, nondisclosure or inventions agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. The Company in not aware of any Person employed by it, which has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, or of any Person employed by the Company which has violated any confidential relationship which such Person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company. To the Company's knowledge, none of the execution or delivery of this Agreement or any of the Related Agreements, or the carrying on of the business of the Company as officers, employees or agents by any officer, director or key employee of the Company, or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any non-competition, non-disclosure or inventions agreement under which any such Person is obligated.

                  2.15 CAPITALIZATION; STATUS OF CAPITAL SHARE. The Company has, or immediately prior to the Closing will have, a total authorized share capital consisting of NIS 750,000, divided into (i) 40,000,000 Ordinary Shares,
(ii)8,000,000 Ordinary A Shares and (iii) 27,000,000 Series A Convertible Preferred Shares, all such shares having par value of NIS 0.01 per share. Immediately prior to the Closing, the issued and outstanding share capital of the Company shall consist of 14,673,650 Ordinary Shares, no Ordinary A Shares NIS 0.01 par value each, and no shares of Series A Convertible Preferred Shares. All the outstanding shares of the Company have been duly authorized, are validly issued and are fully paid and non-assessable and no personal liability will attach to the ownership thereof. A complete list of the share capital of the Company which has been previously issued and the names in which such share is registered on the Company's Shareholders Register is set forth in SCHEDULE 2.15. As of immediately prior to the Closing, the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized share capital of the Company will be as set forth in the Amended Articles, and, all such designations, powers, preferences, rights, qualifications, limitations and restrictions will be valid, binding and enforceable and in accordance with all applicable laws. The Shares, when issued and delivered in accordance with the terms hereof, and the Ordinary Shares resulting from the conversion of the Shares (as adjusted from time to time in accordance the Amended Articles, the "Conversion Shares"), when issued will be duly authorized, validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof and will be free and clear of all Liens or restrictions imposed by or through the Company except as set forth in this Agreement, the Related Agreements and the Amended Articles. The Conversion Shares have been duly reserved for issuance.

                  Except for the Shares and as set forth on SCHEDULE 2.15 or contemplated by this Agreement, the Related Agreements or the Amended Articles, there are no subscriptions, options, warrants or other rights (contingent or otherwise) to purchase or otherwise acquire shares or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of Indebtedness or asset. As of the date hereof,3,944,540 Ordinary A Shares are authorized for issuance pursuant to the Company's Share Option Plans (the "Share Plans"), of which options to purchase2,438,880 shares have been granted and are outstanding on the date hereof. Except as set forth in SCHEDULE 2.15, or contemplated by this Agreement, the Related Agreements or the Amended Articles, (i) there are no restrictions on the transfer of shares of shares or other securities of the Company other than those imposed by relevant securities laws, domestic or foreign, and (ii) there are no agreements, understandings, proxies, trusts or other collaborative arrangements to which the Company is a party concerning the voting, pledge or purchase and sale of shares or other securities of the Company. Except as set forth in SCHEDULE 2.15, the Amended articles or the Related Agreements, no holder of any security of the Company is entitled to preemptive, first refusal or similar statutory or contractual rights relating to the issuance of shares or other securities, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company, or to the best of the Company's knowledge, to which any other Person is a party. Except as provided for in the Amended Articles or as set forth in the attached
SCHEDULE 2.15, the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. The offer and sale of all shares and other securities of the Company issued before the Closing, assuming the truth and accuracy of the representations and warranties made by the purchasers of such shares and other securities, complied with or were exempt from all applicable US Federal and state, and Israeli, securities laws.

                  2.16 FINANCIAL STATEMENTS. Prior to the Closing, the Company has made available to the Lead Purchaser or its counsel the Company's audited financial statements for the years ended December 31, 1998 and 1999 (the "Audited Financial Statements") and its unaudited balance sheet as of June 30, 2000 (the "June Financial Statement" and, together with the Audited Financial Statements, the "Financial Statements"). The Audited Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present, in all material aspects and in accordance with GAAP, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments with respect to the June Financial Statement which the Company does not expect to be material. Except as set forth in the June Financial Statement or SCHEDULE 2.16 hereto, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of last set of Financial Statements delivered to the Purchasers and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company (hereafter referred to as the "Listed Liabilities").

                  2.17 SECURITIES LAWS. Assuming the truth and correctness of the Purchaser's representations and warranties in this Agreement, the Company has complied and will comply with all applicable US Federal and state and Israeli securities laws in connection with the offer, issuance and sale of the Shares hereunder. Neither the Company nor anyone authorized to act on its behalf has or will sell, offer to sell or solicit offers to buy the Shares, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act and applicable state securities laws (including, without limitation, any offer, other issuance or sale of any security of the Company under circumstances that might require the integration of the offering of such security with the offering of the Shares under the Securities Act or the rules and regulations thereunder).

                  2.18 INSURANCE. The Company carries insurance with financially sound and reputable insurance companies or associations, in such amounts and covering such risks as are adequate and customary for the type and scope of its property and business.

                  2.19 REGISTRATION RIGHTS. Other than pursuant to the terms of the Investor Rights Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration.

                  2.20 NO BROKER. Except as set forth in SCHEDULE 2.20, the Company has no contract, arrangement or understanding with any broker, finder, agent, financial advisor or other intermediary with respect to the transactions contemplated by this Agreement, and no person or entity acting on behalf of the Company has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or the Purchasers for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or the Purchasers or by any agent of the Company or the Purchasers.

                  2.21 TRANSACTIONS WITH AFFILIATES. Except as set forth in
SCHEDULE 2.21, neither the Company, nor to the Company's knowledge, any of the customers and suppliers of the Company, is a party to or bound by any agreement, other than in connection with an investment or equity rights in the Company, with any Affiliate of the Company. All of the agreements identified on SCHEDULE
2.21 hereto were entered into by the Company in good faith and are on terms no less favorable to the Company than those which the Company could have obtained from non-Affiliates.

                  2.22 EMPLOYEES. Set forth in SCHEDULE 2.22 is a list of the names of all employees of the Company who are "Office Holders" (as defined in the Israeli Companies Law, 1999), together with the title or job classification of each such person. Except as set forth in SCHEDULE 2.22, none of such persons (except for the CEO, pursuant to the amendment to his employment agreement referred to in Section 4.1(viii) (the "CEO Agreement")) has an employment agreement or understanding, whether oral or written, with the Company which is not terminable on notice by the Company without cost or other liability to the Company (except for through the applicable notice period). Except as set forth in SCHEDULE 2.22, no key employee of the Company has advised the Company (orally or in writing) that he or she intends to terminate employment with the Company. The Company has generally complied in all material respects with all applicable laws, domestic and foreign, relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes.

                  2.23 LABOR RELATIONS. No labor union or any representative thereof has made any attempt to organize or represent employees of the Company. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending grievance proceedings or adverse decisions of any labor relations board against the Company or relating to the Company's employees or consultants. The Company is not in violation in any material respect of any applicable statute, law or regulation relating to occupational safety and health. Furthermore, to the best knowledge of the Company, relations with employees and consultants of the Company are good and has no reason to believe that any labor difficulties will arise in the foreseeable future.

                  2.24 ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER PERSONS. The Company has not assumed, Guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against loss) any material amount Indebtedness of any other Person.

                  2.25 LOANS AND ADVANCES. Other than pursuant to the CEO Agreement, the Company has not made any material amount loan or advance to any Person , nor is the Company obligated or committed to make any such material amount loan or advance.

                  2.26 DISCLOSURE. Neither this Agreement, nor any other agreement, document, certificate or written or oral statement furnished or made to any Purchaser or its counsel by the Company or on behalf of the Company by any of its officers or agents in connection with the transactions contemplated hereby, including, without limitation, the Listed Liabilities or the Private Placement Memorandum dated April 2000 relating to this investment (the "PPM"), considered in the aggregate, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, and subject to the limitations and risk factors identified therein, not misleading; provided, however, that the PPM contains assumptions and forecasts, some of which based upon sources of information as for the reliability of which the Company can not be responsible, which there can be no assurance that they will materialize.

                  2.27 BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company are maintained in accordance with all applicable legal requirements and GAAP, and are accurate and complete in all material aspects in accordance with such requirements and principles.

                  2.28 FOREIGN CORRUPT PRACTICES ACT. The Company is not engaged, nor has any officer, director, employee or agent of the Company engaged, in any act or practice which would constitute a violation of the Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder. There is not now, and there never has been, any employment by the Company of any governmental or political official in any country in the world.

                  2.29 U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not a "United States real property holding corporation", as defined in Section 897(c)(2) of the U.S. Internal

Revenue Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

                  2.30 ENVIRONMENTAL MATTERS.

                  (a) The Company and Given Sub are in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Applicable Environmental Laws, or in any plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. For purposes of this Agreement, the term "Applicable Environmental Laws" shall mean Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 ET. SEQ. ("CERCLA"); Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 ET. SEQ. ("RCRA"); Federal Water Pollution Control Act, 33 U.S.C. 1251 ET. SEQ.; and Clean Air Act, 42 U.S.C. 7401 ET. SEQ. and any similar provisions of state or local law, domestic or foreign, in any jurisdictions where the properties of the Company are located, and the regulations thereunder, and any other local, state and or federal laws or regulations, domestic or foreign, relating to the protection of human health or the environment.

                  2.31 ABSENCE OF CERTAIN DEVELOPMENTS. Except as provided in any disclosure schedule or exhibit attached hereto, since the date of its last Audited Financial Statements, the Company has not:

                        (a)   issued any share, bonds or other corporate
                            securities or any rights, options or warrants with respect thereto;

                        (b)   borrowed any amount or incurred or become subject
                            to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business;

                        (c)   discharged or satisfied any Lien or encumbrance or
                            paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                        (d)   declared or made any payment or distribution of
                            cash or other property to shareholders with respect to its shares, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its shares;

                        (e)   mortgaged or pledged any of its assets, tangible
                            or intangible, or subjected them to any Liens, except Liens for current property taxes not yet due and payable;

                        (f)   sold, assigned or transferred any other material
                            tangible assets, or cancelled any debts or claims;

                        (g)   sold, assigned or transferred any patents, patent
                            rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or other Intellectual Property Rights, or disclosed any material proprietary or confidential information to any Person not associated with the Company, unless such Person, prior to such disclosure executed and delivered a non-disclosure agreement in favor of the Company;

                        (h)   suffered any substantial casualty losses or waived
                            any rights of material value, whether or not in the ordinary course of business or covered by insurance, or otherwise suffered any material adverse effect to its assets, business, prospects or financial condition;

                        (i)   suffered any labor trouble, or any event or
                            condition of any character, materially adversely affecting the business or plans of the Company; or

                        (j)   entered into any other transaction other than in
                            the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business.


                                   ARTICLE 3.

                 THE PURCHASERS' REPRESENTATIONS AND WARRANTIES

                  Each Purchaser severally, but not jointly, represents and warrants to the Company solely as to itself as follows:

                  3.1 INVESTMENT REPRESENTATIONS. The Purchaser's present intention is to acquire the Shares to be acquired by it for its own account and the Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. The acquisition by the Purchaser of the Shares acquired by it shall constitute a confirmation of this representation by such Purchaser. The Purchaser further represents that it understands and agrees that, except as otherwise provided in the Related Agreements, all certificates evidencing any of the Shares or Conversion Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities have been acquired for investment and not with a view to distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws, unless the holder shall have obtained an opinion of counsel reasonably satisfactory to the corporation that such registration is not required."

                  3.2 ACCESS TO INFORMATION. The Purchaser acknowledges that such Purchaser, during the course of this transaction and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Shares, and has obtained all information, documents, records and books relative to the Company, its business, and an investment in the Company, as requested by or on behalf of such Purchaser. Each Purchaser hereby agrees that, except for such representations and warranties contained in this Agreement, the Company provides no other warranty with respect to the Company and the securities sold hereunder, whether express, implied, statutory or otherwise.

                  3.3 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act; or, if such Purchaser is listed under
SCHEDULE 3.3 hereto, that such Purchaser complies with the "Non U.S. Person Status", as specified below, and the Company may rely upon such Purchaser's representation for the purposes of complying with applicable securities laws. The Purchaser's address set forth on EXHIBIT A represents the Purchaser's true and correct state of domicile, upon which the Company may rely for the purposes of complying with applicable Blue Sky or other securities laws.

                  "Non U.S. Person Status" means that such Purchaser is not a U.S. person, as defined in Regulation S promulgated under the Securities Act ("Regulation S"), and is not purchasing the Shares for the account or benefit of any U.S. person. The offer and sale of the Shares to the Purchaser is being made in an "offshore transaction" as defined in Regulation S, and the Purchaser acknowledges that neither the Company nor any affiliate, agent or person acting on behalf of the foregoing has made any direct selling efforts, within the meaning of Regulation S, in the United States in connection with the offer or sale of the Shares.

                  3.4 TRANSFER RESTRICTIONS IMPOSED BY SECURITIES LAWS. The Purchaser understands that none of the Shares and Conversion Shares have been registered under the Securities Act or any other applicable securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. The Purchaser understands that the issuance of the Shares and the Conversion Shares has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser's investment intent and the accuracy of the Purchaser's representations herein. The Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by it or the Conversion Shares, except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws. Purchaser acknowledges that the Company does not have any present intention and is under no obligation to register the Shares or Conversion Shares under the Securities Act and other applicable securities laws, except as provided in the Related Agreements.

                  3.5 SOPHISTICATED PURCHASERS. Each of the Purchasers is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments of the type contemplated by this Agreement and the Related Agreements, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment hereunder. Such Purchaser is aware that the Company is a private company and therefore no market for the Shares issuable thereunder exists, and that there can be no assurance that such market will exist in the future, that the investment in the Company involves a high degree of risk, and that it can sustain the loss of its entire investment hereunder.

                  3.6 BUSINESS OF THE COMPANY. Without affecting the representations and warranties and indemnification obligations of the Company under this Agreement, the Purchaser agrees and acknowledges that the business of the Company (the "Business"), as described in the PPM which has been delivered to the Purchasers, including the financial projection and other information contained therein, are accepted by such Purchaser, and reflect the Company's best assumptions, for which the Company has subjective basis only. Such Purchaser is aware that each of the Company and Given Sub is a high-tech "start-up" company, that there can be no assurance that the Company will achieve its business or technological goals or projections.

                  3.7 NO BROKER. The Purchaser has no contract, arrangement or understanding with any broker, finder, agent, financial advisor or other intermediary with respect to the transactions contemplated by this Agreement, and no person or entity acting on behalf of the Purchaser has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or the Purchasers, or their respective Affiliates and agents, for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or the Purchasers or by any agent of the Company of the Purchasers.

                  3.8 NO COMPETITOR PURCHASER. The Purchaser is not currently involved, whether alone or with others, including as a shareholder (except for holding a less than 5% interest in a publicly traded entity), director, employee, agent, consultant, partner, supplier, distributor or otherwise, in any business which is in direct competition with the gastrointestinal imaging business of the Company and/or the Given Sub.

                  3.9 (ISRAELI) SECURITIES LAW. The Purchaser (unless identified in Schedule 3.9A) is a "venture capital fund" for the purpose of Section 15A(b)(1) of the Israeli Securities Law, 1968. Unless the Purchaser is identified in SCHEDULE 3.10B, SUCH PURCHASER further acknowledges that neither the Company nor any affiliate, agent or person acting on behalf of any of the foregoing has made any offer or selling efforts within the State of Israel with respect to the offer and sale of the Shares to the Purchaser.

                  3.10 RULE 144. The Purchaser acknowledges that the Shares and the underlying Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

                  3.11 AUTHORIZATION. All action on the part of the Purchaser's partners, board of directors, and stockholders, as applicable, necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements by the Purchaser, the purchase of and payment for the Shares and the Conversion Shares and the performance of all of the Purchaser's obligations under this Agreements and the Related Agreements has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Purchaser makes no representations as to the enforceability of the indemnification provisions contained in the Investor Rights Agreement.


                                   ARTICLE 4.

                               CLOSING CONDITIONS

                  4.1 CONDITIONS TO THE PURCHASERS' OBLIGATIONS. Each Purchaser's obligation to purchase and pay for the Shares to be purchased by it at the Closing is subject to the complete satisfaction by the Company, on or before such Closing, of the following conditions:

                  (a)   OPINION OF COMPANY'S COUNSEL. The Purchaser shall have
                      received from Zellermayer & Pelossof, Advocates, counsel for the Company, an opinion, dated the date of the Closing Date, in the form set forth in EXHIBIT C hereto with respect to the Closing.

                  (b)   REPRESENTATIONS AND WARRANTIES; OFFICER'S CERTIFICATE.
                      The Company's representations and warranties contained in Article 2 shall be true and correct in all material aspects on and as of the date of the Closing with the same effect as if made on and as of the date of the Closing. All agreements and conditions to be performed or satisfied by the Company hereunder on or before the date of the Closing shall have been duly performed or satisfied. The Company shall have delivered to the Purchaser a certificate, dated the date of the Closing and signed by the President or the Chief Financial Officer of the Company, to such effect (the "Officer's Certificate").

                  (c)   CONSENTS AND APPROVALS. The Company shall have delivered
                      to the Purchaser a certificate, dated the date of the Closing and signed by the President or the Chief
                      Financial Officer of the Company, listing any consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 2.6or 2.8 which are necessary, that the same have been obtained or made and are in full force and effect, or stating that none is necessary.

                  (d)   MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY.
                      The Lead Purchasers or its counsel shall have received a copy of the Amended Articles, amended as necessary to permit the Company to fulfill its obligations under this Agreement.

                  (e)   INVESTOR RIGHTS AGREEMENT. The Purchasers (with whom the
                      Closing is or was consummated) and the Company and other shareholders thereto named therein shall have entered into the Investor Rights Agreement in the form attached hereto as EXHIBIT D.

                  (f)   SERIES A CONVERTIBLE PREFERRED SHARE. The Purchaser
                      shall have received a share certificate evidencing its ownership of the Shares in the amounts set forth in EXHIBIT A hereof, which Shares have been duly authorized and issued by the Company.

                  (g)   COMPANY CERTIFIED RESOLUTIONS. The Purchaser shall have
                      received true copies of the corporate resolutions adopted by the Board of Directors or the shareholders of the Company authorizing the execution, delivery and performance of this Agreement and any other document or instrument executed in connection therewith, and the issuance, sale and delivery of the Shares and the Conversion Shares.

                  (h)   CEO EMPLOYMENT AGREEMENT. Dr. Gavriel D. Meron, the
                      Company's President and CEO, shall have entered into an extension of his existing employment agreement with the Company for a period of 3 years after the Closing in the form attached hereto as EXHIBIT E.

                  4.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligation to issue the Shares to the Purchasers at the Closing is subject to the satisfaction of the following conditions:

                  (a)   REPRESENTATIONS AND WARRANTIES. The representations and
                      warranties of each Purchaser contained in Article 3 shall be true, correct and complete in all material respects on and as of the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing.

                  (b)   PAYMENT OF PURCHASE PRICE. Each Purchaser shall have
                      delivered to the Company and the Company shall have received payment in full of the purchase price relating to the number of Shares to be purchased by such Purchaser at the Closing.

                  (c)   DELIVERY OF PROXY. Each Purchaser, other than the Lead
                      Purchaser, Mr. Gary S. Weinstein and Purchasers who prior to the Closing therewith have been shareholders of the Company, shall have executed and delivered to the Company and irrevocable proxy in the form of EXHIBIT F hereto, appointing the Person named in SCHEDULE 4.2(iii) as proxy and agent for such Purchaser.

                  (d)   UNDERTAKING UNDER THE R&D LAW. Each Purchaser shall have
                      executed and delivered an acknowledgement and undertaking relating to the applicable provisions of the Law for Encouragement of Research and Development in the Industry, 1984, substantially in the form of EXHIBIT G hereto (or such other form acceptable to the Chief Scientist).


                                   ARTICLE 5.

                                 INDEMNIFICATION

                   5.1 COMPANY INDEMNIFICATION. The Company shall indemnify, defend and hold each Purchaser and its officers, directors, partners, members, employees and agents and each other Person which controls (within the meaning of the Securities Act) such Purchaser or any of its partners or members harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses as incurred), arising from, based on, or directly connected with the untruth, inaccuracy or breach of any representations, warranties or covenants contained herein or in the Related Agreements. Notwithstanding the foregoing, (i) the aggregate amount that may be recovered from the Company by any Purchaser or any of its officers, directors, employees, agents or other controlling Persons under this Section 5.1 shall be limited to the total purchase price paid hereunder by such Purchaser for the Series A Preferred Shares plus a return thereon at the rate of 8% per annum compounded quarterly (excluding claims for fraud or willful misconduct for which there shall be no cap), and (ii) the Company shall not be obligated to under this provision until the aggregate claims for indemnity exceed US$200,000, provided that such amount shall not constitute a deductible and the indemnification obligation hereunder shall thereafter include all claims from dollar one.

                   5.2 PURCHASERS' INDEMNIFICATION. Each of the Purchasers, severally but not jointly, shall indemnify, defend and hold the Company and its officers, directors, employees and agents and each other Person which controls (within the meaning of the Securities Act) the Company harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses as incurred), arising from, relating to, or connected with the untruth, inaccuracy or breach of any representations or warranties or covenants of such Purchaser contained herein or in the Related Agreements. Notwithstanding the preceding sentence, (i) the aggregate amount that may be recovered from any Purchaser by the Company or any of its officers, directors, employees, agents or other controlling Persons under this Section 5.2 shall be limited to the total purchase price paid hereunder by such Purchaser for the Series A Preferred Shares plus a return thereon at the rate of 8% per annum compounded quarterly (excluding claims for fraud or willful misconduct for which there shall be no cap), and (ii) no Purchaser shall be obligated to under this provision until the aggregate claims for indemnity exceed US$200,000, provided that such amount shall not constitute a deductible and the indemnification obligation hereunder shall thereafter include all claims from dollar one.

                   5.3 LIMITATION OF LIABILITY. Except with respect to fraud or willful misconduct, the aggregate liability of the Company, arising out of or relating to this Agreement or the Related Agreements or the transactions contemplated thereby, whether based on contract, warranty, tort, strict liability or otherwise, including all rights for indemnification hereunder, shall not exceed, with respect to each Purchaser, the total purchase price paid hereunder by such Purchaser for the Shares plus a return thereon at the rate of 8% (eight percent) per annum compounded quarterly. Except with respect to fraud or willful misconduct, the Company and the Purchasers waive any right they may have to recover any special, exemplary, punitive or consequential damages, or any damages other than actual damages.


                                   ARTICLE 6.

                                   DEFINITIONS

                  6.1 DEFINITIONS. Except as otherwise defined in this Agreement or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

                  "AFFILIATE" shall mean, with respect to any Person, any other Person controlling, controlled by, or under common control with, such Person.

                  "AMENDED ARTICLES" shall mean the Amended and Restated Articles of Association of the Company, attached as EXHIBIT B hereto.

                  "BRIDGE FINANCE AGREEMENTS" shall mean two Share Purchase Agreements, both dated as of February 1, 2000, for an aggregate investment in the Company of $4,950,000.

                  "BRIDGE PURCHASERS" shall mean the parties to the Bridge Finance Agreements (other than the Company).

                  "CLOSING" shall have the meaning assigned to that term in
Section 1.2 of this Agreement.

                  "CLOSING DATE" shall have the meaning assigned to that term in
Section 1.2 of this Agreement.

                  "COMMISSION" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act, and shall be deemed to include the Israeli equivalent thereof.

                  "CONVERSION SHARES" shall have the meaning assigned to that term in Section 2.15 of this Agreement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "GUARANTEE" shall mean any obligation, contingent or otherwise, of any Person guaranteeing any Indebtedness of any other Person in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness; PROVIDED, HOWEVER, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case, in the ordinary course of business.

                  "INDEBTEDNESS" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (other than obligations accepted in connection with the purchase by such Person of products or services in the ordinary course of business), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid when due), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vii) all obligations of such Person under leases required to be accounted for as capital leases under generally accepted accounting principles, and (viii) all Guarantees of such Person.

                  "INTELLECTUAL PROPERTY RIGHTS" shall mean any and all, whether domestic or foreign, patents, patent applications, patent rights, trade secrets, confidential business information, formula, biological or chemical processes, compounds, cell lines, fungi, yeast, laboratory notebooks, algorithms, copyrights, mask works, claims of infringement against third parties, licenses, permits, license rights to or of technologies, contract rights with employees, consultants or third parties, tradenames, trademarks, trademark applications, trademark rights, inventions and discoveries.

                  "INVESTMENT" shall mean, with respect to any Person, any loan, advance or extension of credit (other than in connection with the sale by such Person of products or services in the ordinary course of business) by such Person to, and any Guarantee or other contingent liability with respect to the capital share. Indebtedness or other obligations of, and any contributions to the capital of, any other Person, as well as any ownership, purchase or other acquisition by such Person of any interest in any capital shares or other securities of any such other Person as well as any transfer or sale (other than in connection with the sale by such Person of products or services in the ordinary course of business) of property by such Person to any other Person other than upon full payment, in cash, of not less than the agreed sale price or the fair value of such property, whichever is higher.

                  "LEAD PURCHASER" shall mean OrbiMed Advisors LLC, a limited liability company incorporated under the laws of State of Delaware, and funds advised or controlled thereby.

                  "LIEN" shall mean: (i) any interest in property (whether real, personal or mixed and whether tangible or intangible) which secures an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on the common law, statute or contract, including, without limitation, any such interest arising from a lease, mortgage, charge, pledge, security agreement, conditional sale, trust receipt or deposit in trust, or arising from a consignment of bailment given for security purposes (other than a trust receipt or deposit given in the ordinary course of business which does not secure any obligation for borrowed money), (ii) any encumbrance upon such property which does not secure such an obligation, and (iii) any exception to or defect in the title to or ownership interest in such property, including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights of way, restrictive covenants, licenses and PROFITS A PRENDRE. For purposes of this Agreement, any Person shall be deemed to be the owner of the leasehold or other interest in any property which it has acquired or holds subject to a lease and the owner of any property which it has acquired or holds subject to a conditional sale agreement or other similar arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "PERSON" shall include any individual, a corporation, an association, a partnership, a limited liability company, an unincorporated business entity, a trust or estate, a government and any agency or political subdivision thereof, or any other entity.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "SHARE PLANS" shall have the meaning assigned to that term in
Section 2.15 of this Agreement.

                  "SUBSIDIARY" or "SUBSIDIARIES" shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, trust or other entity.

                  6.2 ACCOUNTING PRINCIPLES. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

                                   ARTICLE 7.

                                  MISCELLANEOUS

                  7.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by certified mail, return receipt requested, postage prepaid.

              If to a Purchaser:    To its address set forth on EXHIBIT A;

                                    With a copy to: Wollmuth Maher & Deutsch LLP
                                    500 Fifth Avenue, 12th Floor
                                    New York, NY 10110
                                    USA
                                    Attn: Mason H. Drake, Esq.
                                    +1-212-382-3300 (Telephone)
                                    +1-212-382-0050 (Fax)

                                    Sharir, Shiv, Friedman & Co., Law Offices
                                    Top Dan building
                                    72 Pinchas Rosen street
                                    Tel Aviv 69512
                                    Israel
                                    Attn: Yoram Shiv, Adv.
                                    Tel: +972 -3-6440105
                                    Fax: +972-3-6440106

              If to the Company:    Given Imaging Ltd.
                                    2 Ha'Carmel Street
                                    New Industrial Park
                                    P.O. Box 258
                                    Yoqneam 20692
                                    Israel
                                    Attn: Gavriel Meron, President and CEO
                                    972-4-9097789 (Tel)
                                    972-4-959-2466 (Fax)

              With copies to:       Zellermayer & Pelossof, Advocates
                                    Europe House
                                    37 King Shaul Blvd.
                                    Tel-Aviv 64928
                                    Israel
                                    Attn:  Yoram Ashery, Adv.
                                    972-3-693-9555 (Tel)
                                    972-3-695-2884 (Fax)

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day (or if sent overseas, on the second business day) following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day (or if sent overseas, on the 10th business day) following the day such mailing is made.

                  7.2 ENTIRE AGREEMENT. This Agreement, together with the Exhibits and Schedules hereto, and the other agreements executed and delivered herewith embody the entire agreement and understanding between the Purchasers and the Company, and supersede all prior oral or written agreements and understandings relating to the subject matter hereof, including the Term Sheet dated August 3, 2000 between the Company and the Lead Purchaser. No statement, representation, warranty, covenant or agreement of any kind not set forth in this Agreement, including the Exhibits and Schedules hereto, shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  7.3 MODIFICATIONS AND AMENDMENTS. This Agreement may not be changed, modified or discharged orally, nor may any waivers or consents be given orally hereunder, and every such change, modification, discharge, waiver or consent shall be in writing and, except as provided in Section 7.4 hereto, signed by the Person against which enforcement thereof is sought.

                  7.4 WAIVERS AND CONSENTS. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. Except as otherwise provided herein, notwithstanding the consummation of the transactions contemplated hereby, no Purchaser waives or relinquishes any right it may have or may acquire against the Company or any of its Affiliates or agents in connection with the acquisition of Series A Preferred Shares by such Purchaser, or the ownership thereof. All such rights shall remain unimpaired by the execution of this Agreement and the consummation of the transactions contemplated hereby. Any waiver or consent which may be required or sought from the Purchasers will be effective as if granted by all Purchasers if granted by holders of at least two-thirds (2/3) of the Shares and the Conversion Shares then outstanding, on an as-converted basis.

                  7.5 BINDING EFFECT, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, and the Purchasers and their respective heirs, successors (including, without limitation, by sale or transfer of all or substantially all assets, merger or consolidation) and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein except by a consent complying with Section 7.3 above. Any Purchaser not in breach or default hereunder may prior to the Closing therewith assign all or part of its rights hereunder and the Related Agreements, with the corresponding obligations, to one or more of its Permitted Transferees (as defined in the Amended Articles), by notice to the Company by both Purchaser and assignee confirming the assignee's assumption of such obligations.

                  7.6 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

                  7.7 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in fall force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

                  7.8 INTERPRETATION. The parties hereto acknowledge and agree that: (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement excluding Schedules and Exhibits and have contributed to its revision; and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

                  7.9 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

                  7.10 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party, except as provided in
Section 7.3. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

                  7.11 RELIANCE. The parties hereto agree that, notwithstanding any access to information by any party or any right of a party to this Agreement to investigate the affairs of any other party to this Agreement, the party having such access and right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained in this Agreement and on the accuracy of any Schedule, Exhibit or other document attached hereto or referred to herein or delivered by such other party or pursuant to this Agreement. Each of the Purchasers acknowledges that, based on information provided by the Company, it has made its own analysis and decisions regarding the transactions contemplated hereby and that it is not relying on any of the other Purchasers in executing this Agreement or consummating the transactions contemplated hereby.

                  7.12 SURVIVAL. All representations, warranties, covenants and agreements made by the parties hereto in this Agreement or in any other agreement (other than the Related

Agreements, which shall survive in accordance with their own terms), certificate or instrument provided for or contemplated hereby shall survive (i) the execution and delivery hereof, (ii) any investigations made by or on behalf of the parties and (iii) the Closing and shall remain in full force and effect thereafter for a period of three years after the Closing (provided that the representations and warranties contained in (A) Section 2.15 shall survive indefinitely, and (B) Sections 2.9 and 2.30 shall survive until the expiration of the applicable statute of limitations). Notwithstanding the preceding sentence, any representation, warranty, covenant or agreement in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence if notice specifying the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time, and is reasonably promptly followed by the appropriate legal action to exercise such right by the party serving such notice.

                  7.14 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Purchaser or the Company or as required by applicable law, the Company and the Purchasers shall execute, file and deliver with the appropriate authorities such instruments, documents and other writings (including the Amended Articles) as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  7.15 COSTS, EXPENSES AND TAXES. Subject to consummation of the Closing by the Lead Purchaser, the Company agrees to pay at the Closing in connection with the preparation, execution and delivery of this Agreement, the legal fees of (i) Wollmuth Maher & Deutsch LLP, special counsel for the Purchasers, in an amount equal to US$35,000 (which amount may at such counsel's option be payable in up to 16,643 Shares); (ii) Sharir, Shiv, Friedman & Co. Law Offices, Israeli counsel for the Purchasers, in an amount up to US$11,000; and
(iii) Testa, Hurwitz & Thibeault, LLP, intellectual property counsel for the Purchasers, in an amount up to US$5,000, plus the reasonable expenses and disbursements of each of the foregoing not expected to exceed US$5,000 (excluding extraordinary expenses such as any requirement to travel to Israel). In addition, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  If the Closing with the Lead Purchaser is not consummated after this Agreement has been executed, on account of the Company's failure to close in breach of this Agreement, the Company shall, without limiting any other right or remedy of the Purchasers to enforce the provisions of this Agreement, pay the reasonable out-of-pocket expenses of the Purchasers and their counsel, not to exceed US$51,000.

                  7.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.17 USE OF DEFINITIONS; GENDER. Any definitions used herein defined in the plural shall be deemed to include the singular as the context may require and any definitions used herein defined in the singular shall be deemed to include the plural as the context may require. Wherever reference is made herein to the male, female or neuter genders, such reference shall be deemed to include any of the other genders as the context may require.

                  7.18 JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 7.1 hereof.

                  7.19 PUBLICITY. No party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except as may be required by law; provided, that, the Company and the Lead Purchaser may each issue such press release or public statement, subject to prior coordination with each other.

                   Counterpart Signature Pages Begin Next Page

                  IN WITNESS WHEREOF, the parties hereto have executed this Series A Preferred Share Purchase Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                                       GIVEN IMAGING LTD.


                                       By: /s/ Ami Erel    /s/ Dr. Gavriel Meron
                                          --------------------------------------
                                          Ami Erel,        Dr. Gavriel D. Meron,
                                          Chairman of      President and Chief
                                          The Board        Executive Officer




            Purchasers Counterpart Signature Pages Begin on Next Page

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September ___, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


------------------------------------
Printed Name of Purchaser


------------------------------------
Signature of Purchaser

                                     Investment Amount:
                                                       -------------------------

                                     Number of Shares:
                                                       -------------------------

                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: ______________,2000

Agreed and accepted to as to
________ shares at US$2.103 per share:

GIVEN IMAGING LTD.


By:
   -----------------------------------
Name:
Title:

Date: _____________, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


OrbiMed Associates, LLC
------------------------------------
Printed Name of Purchaser

/s/ JONATHAN SILVERSTEIN
------------------------------------
Signature of Purchaser

                                     Investment Amount: $358,883.24
                                                       -------------------------

                                     Number of Shares:   170,653
                                                       -------------------------

                                     By: JONATHAN SILVERSTEIN
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 767 Third Ave.
                                             -----------------------------------
                                              New York, NY 10017
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 15, 2000

Agreed and accepted to as to
170,653 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi D. Ben David
   -----------------------------------
Name:   Zvi D. Ben David
Title:  CFO

Date: September 15, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


EATON VANCE WW HEALTH SCIENCES
------------------------------------
Printed Name of Purchaser

/s/ JONATHAN SILVERSTEIN
------------------------------------
Signature of Purchaser

                                     Investment Amount:  $1,898,750.22
                                                       -------------------------

                                     Number of Shares:      902,877
                                                       -------------------------

                                     By: JONATHAN SILVERSTEIN
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 767 THIRD AVE.
                                             -----------------------------------
                                              NEW YORK, NY 10017
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 15, 2000

Agreed and accepted to as to
902,877 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi D. Ben David
   -----------------------------------
Name:   Zvi D. Ben David
Title:  CFO

Date: September 15, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


FINSBURY WORLDWIDE PHARMACEUTICAL TRUST
---------------------------------------
Printed Name of Purchaser

/s/ JONATHAN SILVERSTEIN
------------------------------------
Signature of Purchaser

                                     Investment Amount:  $1,898,750.22
                                                       -------------------------

                                     Number of Shares:      902,877
                                                       -------------------------

                                     By: JONATHAN SILVERSTEIN
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 767 THIRD AVE.
                                             -----------------------------------
                                              NEW YORK, NY 10017
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 15, 2000

Agreed and accepted to as to
902,877 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi D. Ben David
   -----------------------------------
Name:   Zvi D. Ben David
Title:  CFO

Date: September 15, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


CADUCEUS PRIVATE INVESTMENTS, LP
------------------------------------
Printed Name of Purchaser

/s/ JONATHAN SILVERSTEIN
------------------------------------
Signature of Purchaser

                                     Investment Amount:  $9,641,116.74
                                                       -------------------------

                                     Number of Shares:    4,584,459
                                                       -------------------------

                                     By: JONATHAN SILVERSTEIN
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 767 THIRD AVE.
                                             -----------------------------------
                                              NEW YORK, NY 10017
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 15, 2000

Agreed and accepted to as to
4,584,459 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi D. Ben David
   -----------------------------------
Name:   Zvi D. Ben David
Title:  CFO

Date: September 15, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


AUBER INVESTMENTS LTD
------------------------------------
Printed Name of Purchaser

[ILLEGIBLE]
------------------------------------
Signature of Purchaser

                                     Investment Amount:  $1,000,000
                                                       -------------------------

                                     Number of Shares:      475,511
                                                       -------------------------

                                     By:
                                        ----------------------------------------

                                     Title:  Assist. Treas.
                                           -------------------------------------

                                     Address: Tropic Isle Bldg
                                             -----------------------------------
                                              ROAD TOWN, TORTOLA BVI
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 15, 2000

Agreed and accepted to as to
475,511 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Gavriel Meron
   -----------------------------------
Name:   Dr. Gavriel Meron
Title:  President & CEO

Date: September 15, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


WOLLMUTH MAHER & DEUTSCH LLP
------------------------------------
Printed Name of Purchaser


/s/ [ILLEGIBLE] MEMBER
------------------------------------
Signature of Purchaser

                                     Investment Amount: $35,000
                                                       -------------------------

                                     Number of Shares:   16,643
                                                       -------------------------

                                     By:  /s/ [ILLEGIBLE]
                                        ----------------------------------------

                                     Title:  MEMBER
                                           -------------------------------------

                                     Address: Wollmuth Maher & Deutsch LLP
                                             -----------------------------------
                                              500 Fifth Avenue, 12th Floor
                                     -----------------------------------------
                                              New York, NY 10110
                                     -----------------------------------------

                                     Date: September 15, 2000

Agreed and accepted to as to
16,643 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Gavriel Meron
   -----------------------------------
Name:   Dr. Gavriel Meron
Title:  President & CEO

Date: September 15, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


RDC - Rafael Development Corporation Ltd.
-----------------------------------------
Printed Name of Purchaser


/s/ Reuben Baron
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 6,000,000
                                                       -------------------------

                                     Number of Shares:  2,853,067
                                                       -------------------------

                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 14 Beit Hashoeva Lane,
                                             -----------------------------------
                                              Tel Aviv 65814,
                                     -----------------------------------------
                                              Israel.
                                     -----------------------------------------

                                     Date: October 3, 2000

Agreed and accepted to as to
2,853,067 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Discount Investment Corporation Ltd.
------------------------------------
Printed Name of Purchaser


/s/ [ILLEGIBLE] [ILLEGIBLE]
----------------------------------------
DISCOUNT INVESTMENT CORPORATION LTD.
Signature of Purchaser

                                     Investment Amount: US$ 1,821,666
                                                       -------------------------

                                     Number of Shares:  866,222
                                                       -------------------------

                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 14 Beit Hashoeva Lane,
                                             -----------------------------------
                                              Tel Aviv 65814,
                                     -----------------------------------------
                                              Israel.
                                     -----------------------------------------

                                     Date: October 3, 2000

Agreed and accepted to as to
866,222 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Elron Electronic Industries Ltd.
------------------------------------
Printed Name of Purchaser


/s/ Ami Erel    /s/ Doron Birger
------------------------------------
ELRON ELECTRONIC INDUSTRIES LTD.
Signature of Purchaser

                                     Investment Amount: US$ 910,834
                                                       -------------------------

                                     Number of Shares:  433,112
                                                       -------------------------

                                     By: /s/ [ILLEGIBLE]     /s/ [ILLEGIBLE]
                                        ----------------------------------------

                                     Title: CEO                  CFO
                                           -------------------------------------

                                     Address: Advanced Technology Center,
                                                 Building 3,
                                             -----------------------------------
                                              Haifa,
                                     -----------------------------------------
                                              Israel.
                                     -----------------------------------------

                                     Date: October 3, 2000

Agreed and accepted to as to
433,112 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Amos Horev (Professor)
------------------------------------
Printed Name of Purchaser


/s/ A. Horev
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 50,000
                                                       -------------------------

                                     Number of Shares:  23,776
                                                       -------------------------

                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: 8 Ha'Gefen St.
                                             -----------------------------------
                                              Ramat Hasharon, 47254, Israel
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: 4.10.2000, 2000

Agreed and accepted to as to
23,776 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Adiger Technologies Ltd.
------------------------------------
Printed Name of Purchaser


/s/ [ILLEGIBLE]
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 500,000
                                                       -------------------------

                                     Number of Shares:  237,756
                                                       -------------------------

                                     By: /s/ Ron Ben-Or       /s/ Haim Cohen
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: C/O Suari & Co Offices,
                                             -----------------------------------
                                              Lincoln Street, 20,
                                     -----------------------------------------
                                              Tel Aviv, 67134, Israel
                                     -----------------------------------------

                                     Date: October 8, 2000

Agreed and accepted to as to
237,756 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Ron Lubash
------------------------------------
Printed Name of Purchaser


/s/ [ILLEGIBLE]
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 60,000
                                                       -------------------------

                                     Number of Shares:  28,531
                                                       -------------------------

                                     Address: No. 1 Habrosh St.
                                             -----------------------------------
                                              Ra'anana Israel, 43573
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: October 3, 2000

Agreed and accepted to as to
28,531 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Securfin S.p.A.
------------------------------------
Printed Name of Purchaser


/s/ [ILLEGIBLE]
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 400,000
                                                       -------------------------

                                     Number of Shares:  190,204
                                                       -------------------------

                                     By: /s/ [ILLEGIBLE]
                                        ----------------------------------------

                                     Title:  Chairman
                                           -------------------------------------

                                     Address: Via Durini 28
                                             -----------------------------------
                                              20122 Milano
                                     -----------------------------------------
                                              Italy
                                     -----------------------------------------

                                     Date: October 3, 2000

Agreed and accepted to as to
190,204 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 30, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Gary S. Weinstein
------------------------------------
Printed Name of Purchaser


/s/ [ILLEGIBLE]
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 100,000
                                                       -------------------------

                                     Number of Shares:  47,551
                                                       -------------------------

                                     Address: 275 Round Hill Road,
                                             -----------------------------------
                                              Greenwich, CT 06831
                                     -----------------------------------------


                                     Date: September 22, 2000

Agreed and accepted to as to
47,551 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Harvey Krueger
------------------------------------
Printed Name of Purchaser


/s/ Harvey Krueger
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 60,000
                                                       -------------------------

                                     Number of Shares:  28,531
                                                       -------------------------

                                     Address: 201 East 80th St., Apartment 19
                                             -----------------------------------
                                              New York, NY 10021
                                     -----------------------------------------


                                     Date: October 3, 2000

Agreed and accepted to as to
28,531 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


David Gruber
------------------------------------
Printed Name of Purchaser


/s/ David Gruber
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 50,000
                                                       -------------------------

                                     Number of Shares:  23,776
                                                       -------------------------

                                     Address: 4 Myron Court.
                                             -----------------------------------
                                              Teaneck, NJ 07666
                                     -----------------------------------------


                                     Date: September 23, 2000

Agreed and accepted to as to
23,776 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Jason Fertig
------------------------------------
Printed Name of Purchaser

/s/ Jason Fertig
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 40,000
                                                       -------------------------

                                     Number of Shares: 19,020
                                                       -------------------------

                                     Address: 240 West 98th Street, Apartment 3F
                                             -----------------------------------
                                              New York, NY 10025
                                     -----------------------------------------


                                     Date: September 22, 2000

Agreed and accepted to as to
19,020 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: September 26, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Michael I. Brill
------------------------------------
Printed Name of Purchaser


/s/ Michael I. Brill
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 15,000
                                                       -------------------------

                                     Number of Shares:  7,133
                                                       -------------------------

                                     Address: 144 East 84th St., Apartment 8B
                                             -----------------------------------
                                              New York, NY 10028
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 22, 2000

Agreed and accepted to as to
7,133 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: September 26, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Alexis D. Lasser
------------------------------------
Printed Name of Purchaser


/s/ Alexis D. Lasser
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 10,000
                                                       -------------------------

                                     Number of Shares: 4,755
                                                       -------------------------

                                     Address: 160 West 66th St., Apartment 28F
                                             -----------------------------------
                                              New York, NY 10023
                                     -----------------------------------------

                                     -----------------------------------------

                                     Date: September 22, 2000

Agreed and accepted to as to
4,755 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: September 26, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Rolf Haegler
------------------------------------
Printed Name of Purchaser


/s/ Rolf Haegler
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 100,000
                                                       -------------------------

                                     Number of Shares:  47,551
                                                       -------------------------

                                     Address: Chelleraech 19,
                                             -----------------------------------
                                              CH - 5452,
                                     -----------------------------------------
                                              Obersohrdorf,
                                     -----------------------------------------
                                              Switzerland.
                                     -----------------------------------------

                                     Date: August 10, 2000

Agreed and accepted to as to
47,551 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

                  The undersigned hereby agrees to become a party to that certain Preferred Shares Purchase Agreement dated as of September 15, 2000 (the "Agreement") among Given Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the Preferred Shares purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


Amedeo Carassai
------------------------------------
Printed Name of Purchaser


/s/ Amedeo Carassai
------------------------------------
Signature of Purchaser

                                     Investment Amount: US$ 50,000
                                                       -------------------------

                                     Number of Shares:  23,776
                                                       -------------------------

                                     By: AMEDEO CARASSAI
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address: Via San Teodoro 34,
                                             -----------------------------------
                                              00186 Roma,
                                     -----------------------------------------
                                              Italy
                                     -----------------------------------------

                                     Date: October 3, 2000

Agreed and accepted to as to
23,776 shares at US$2.103 per share:

GIVEN IMAGING LTD.


By: /s/ Zvi Ben David
   -----------------------------------
Name:   Zvi Ben David
Title:  CFO

Date: October 30, 2000